UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	May 26, 2006

EGL, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Texas
(State or Other Jurisdiction of Incorporation)

000-27288 76-0094895
(Commission File Number) (IRS Employer Identification No.)

15350 Vickery Drive, Houston, Texas 77032
(Address of Principal Executive Offices) (Zip Code)

(281) 618-3100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 26, 2006, EGL, Inc., a Texas corporation (the “Company”), paid the following bonus to the Company’s executive officers under the Company’s 2005 Incentive Bonus Plan for Executive Management Employees (the “Cash Bonus Plan”) with respect to the first quarter of 2006:  E. Joseph Bento, President and Chief Marketing Officer, $56,098; Vittorio Favati, Executive Vice President – Asia Pacific, $60,000; Ronald E. Talley, Chief Operating Officer and President – SCG, $53,856; and Dana A. Carabin, General Counsel and Secretary, $45,056.  The Cash Bonus Plan is an annual plan, which is calculated on a year-to-date basis and paid quarterly.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2006

EGL, INC.

By:

__/s/ Dana A. Carabin

Dana A. Carabin

Secretary

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